UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2025

GLOBAL INTERACTIVE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41763	88-1368281
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu Seoul, Republic of Korea	07231
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2564-8588

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 25, 2025, Global Interactive Technologies, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Form 8-K”) reporting the Company’s filing of an administrative appeal challenging sanctions levied against it by the Securities and Futures Commission (the “SFC”) under the Financial Services Commission of the Republic of Korea related to the Company’s issuance of 462,847 shares of common stock to 124 Korean investors in a private placement between April 20, 2023 and July 31, 2023 (the “Korean Offering”).

              This Current Report on Form 8-K/A is being filed to amend the Form 8-K to (i) include Item 3.02 disclosure, (ii) clarify that the issuance and sale of the 462,847 shares of common stock in the Korean Offering were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Regulation S promulgated thereunder and (iii) update the conversion of KRW to USD previously calculated in the Form 8-K. Except as described above, all other information in the Form 8-K filed with the SEC on June 25, 2025 remains unchanged.

Item 3.02 Unregistered Sales of Equity Securities.

Between April 20, 2023 and July 31, 2023, Hanryu Holdings, Inc., now known as Global Interactive Technologies, Inc., raised approximately KRW 5.92 billion (or approximately $4,628,500) through the issuance of 462,847 shares of common stock at a price of 1,279 (or $10.00) per share in a private placement to 124 Korean investors. The issuance and sale of these shares of common stock were exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Regulation S promulgated thereunder. The issuance and sale of the shares of common stock were made pursuant to an offshore transaction with non-U.S. persons and no directed selling efforts were made in the United States by the Company, a distributor, any of their respective affiliates or any person acting on behalf of any of the foregoing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

Dated: July 14, 2025	By:	/s/ Taehoon Kim
		Name:	Taehoon Kim
		Title:	Chief Executive Officer

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